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                                                                    EXHIBIT 99.2
                                                                 [CERIDIAN LOGO]

                                            CERIDIAN CORPORATION
                                            3311 East Old Shakopee Road
                                            Minneapolis, Minnesota 55425-1640

                      Ceridian Corporation and Subsidiaries


                       Supplementary Schedules D, E and F
        to the earnings release for the quarter ended September 30, 2003

We report our financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). However, we believe that certain non-GAAP financial measures may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein, on our website and presented by us from time to time, may constitute non-GAAP financial measures within the meaning of Regulation G and Item 10 of Regulation S-K adopted by the Securities and Exchange Commission. We have presented in supplementary schedules referenced herein a reconciliation of these measures to the most directly comparable GAAP financial measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable amounts determined in accordance with GAAP in the United States.
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Ceridian Corporation and Subsidiaries
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification*
(In millions, except for per share amounts)


                                                            2002                                            2003
                                    ------------------------------------------------------     -------------------------------
                                        Q1         Q2         Q3          Q4       Total          Q1          Q2         Q3

Revenue*                            $   301.8   $ 287.8    $   288.6   $ 314.5   $ 1,192.7     $  314.6    $  297.8   $  309.5

Costs and Expenses
  Cost of Revenue*                      143.3     139.5        141.6     150.1       574.5        148.4       145.0      149.2
  Selling, general and
    administrative                      102.8      94.4         87.2      90.9       375.3        108.2        95.7       97.7
  Research and development               15.3      14.4         15.1      14.5        59.3         16.3        16.8       15.9
  Other expense (income)                  9.8      (0.1)         9.7      14.9        34.3         (0.4)        0.2       (1.1)
    Total costs and expenses            271.2     248.2        253.6     270.4     1,043.4        272.5       257.7      261.7

Earnings before
  interest and taxes                     30.6      39.6         35.0      44.1       149.3         42.1        40.1       47.8

Net interest expense                      1.6       1.3          0.9       0.7         4.5          0.7         0.7        0.8
Earnings before
  income taxes                           29.0      38.3         34.1      43.4       144.8         41.4        39.4       47.0

Income tax provision                     10.4      13.8         12.3      14.6        51.1         14.7        14.0       16.7
Earnings from
  continuing operations             $    18.6   $  24.5    $    21.8   $  28.8   $    93.7     $   26.7    $   25.4   $   30.3

Diluted earnings per share          $    0.12   $  0.16    $    0.15   $  0.19        0.62     $   0.18    $   0.17   $   0.20

Shares                                  150.9     153.7        149.9     148.9       150.6        148.9       149.3      151.8

* Freight reclassification impact
  (offsetting amounts in HRS
   revenue and cost of revenue)     $     2.3   $     -    $       -   $     -   $     2.3     $      -    $      -   $      -



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Ceridian Corporation and Subsidiaries
Schedule E

NON-GAAP ADJUSTMENTS TO STATEMENTS OF OPERATIONS (Unaudited)
(In millions)


                                                                            2002                                 2003
                                                        ---------------------------------------------     ---------------------
                                                         Q1        Q2       Q3          Q4      Total      Q1      Q2      Q3
                                                         --        --       --          --      -----      --      --      --
OTHER EXPENSE (INCOME)
Write-down of marketable securities - HRS               $   -      $ -     $   -      $ 6.3     $ 6.3      $ -     $ -     $ -
Loss on derivative securities - HRS                         -        -         -        1.8       1.8        -       -       -
Asset write-downs and other unusual items - HRS          12.4        -         -        5.6      18.0        -       -       -
Asset write-downs and other unusual items - Comdata       1.5        -         -        1.5       3.0        -       -       -
Factoring receivables loss - Comdata                        -        -       9.8          -       9.8        -       -       -
Other unusual items - Other                              (4.1)       -         -          -      (4.1)       -       -       -
  TOTAL OTHER EXPENSE (INCOME)                            9.8        -       9.8       15.2      34.8        -       -       -

EARNINGS BEFORE INCOME TAXES
Effect of elimination of adjustment items               $ 9.8      $ -     $ 9.8      $15.2     $34.8      $ -     $ -     $ -

SUMMARY BY OPERATING SEGMENT
Human Resource Solutions                                 12.4        -         -       13.7      26.1        -       -       -
Comdata                                                   1.5        -       9.8        1.5      12.8        -       -       -
Other                                                    (4.1)       -         -          -      (4.1)       -       -       -
  TOTAL                                                 $ 9.8      $ -     $ 9.8      $15.2     $34.8      $ -     $ -     $ -



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Ceridian Corporation and Subsidiaries
Schedule F

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification and excluding non-GAAP adjustments
(In millions, except for per share amounts)



                                                            2002                                                 2003
                                 ------------------------------------------------------------      ---------------------------------
                                    Q1         Q2            Q3           Q4          Total          Q1           Q2          Q3
                                    --         --            --           --          -----          --           --          --
Revenue                          $ 301.8     $ 287.8      $ 288.6      $ 314.5      $ 1,192.7      $ 314.6      $ 297.8     $ 309.5

Costs and Expenses
  Cost of Revenue                  143.3       139.5        141.6        150.1          574.5        148.4        145.0       149.2
  Selling, general and
    administrative                 102.8        94.4         87.2         90.9          375.3        108.2         95.7        97.7
  Research and development          15.3        14.4         15.1         14.5           59.3         16.3         16.8        15.9
  Other expense (income)               -        (0.1)        (0.1)        (0.3)          (0.5)        (0.4)         0.2        (1.1)
    Total costs and expenses       261.4       248.2        243.8        255.2        1,008.6        272.5        257.7       261.7

Earnings before
  interest and taxes                40.4        39.6         44.8         59.3          184.1         42.1         40.1        47.8

Net interest expense                 1.6         1.3          0.9          0.7            4.5          0.7          0.7         0.8
Earnings before
  income taxes                      38.8        38.3         43.9         58.6          179.6         41.4         39.4        47.0

Income tax provision                14.0        13.8         15.8         20.1           63.7         14.7         14.0        16.7
Earnings from
  continuing operations          $  24.8     $  24.5      $  28.1      $  38.5      $   115.9      $  26.7      $  25.4     $  30.3

Diluted earnings per share       $  0.16     $  0.16      $  0.19      $  0.26      $    0.77      $  0.18      $  0.17     $  0.20

Shares                             150.9       153.7        149.9        148.9          150.6        148.9        149.3       151.8



See accompanying Schedule E for non-GAAP adjustments.